EXHIBIT 10.1

inTEST CORPORATION

SECOND AMENDED AND RESTATED

2014 STOCK PLAN

Article I
ESTABLISHMENT

1.1     Purpose

The inTEST Corporation Second Amended and Restated 2014 Stock Plan (the “Plan”) is hereby established by inTEST Corporation (the “Company”). The purpose of the Plan is to promote the overall financial objectives of the Company and its stockholders by motivating those persons selected to participate in the Plan to achieve long-term growth in the equity of the Company and by retaining the association of those individuals who are instrumental in achieving this growth. The Plan provides additional incentives to officers and other key employees (“Key Employees”), consultants (“Consultants”) and members of the Board of Directors of the Company (the “Board of Directors”) or its Affiliates, as defined herein (“Directors”), to enter into or remain in the service or employ of the Company or its Affiliates and to devote themselves to the Company’s success by granting such individuals an opportunity to acquire or increase their proprietary interest in the Company through receipt of Awards.

“Awards” may consist of: (i) “Option(s),” or rights to acquire the Company’s Common Stock, par value $.01 per share (the “Common Stock”), including “ISOs” and “NQSOs” as hereinafter defined, (ii) awards of shares of Common Stock (“Stock Awards”), (iii) awards of stock appreciation rights (“Stock Appreciation Rights,” or “SARs”) or (iv) awards of restricted stock units (“Restricted Stock Units,” or “RSUs”).

1.2     Two-Part Plan

The Plan shall be divided into two sub-plans: the “Key Employee Plan,” which will govern benefits for Key Employees, as defined above, and the “Non-Qualified Plan,” which will govern benefits to Directors and Consultants. All provisions hereunder which refer to the “Plan” shall apply to each of the Key Employee Plan and the Non-Qualified Plan.

Article II
STOCK SUBJECT TO PLAN

2.1     Aggregate Maximum Number

The aggregate maximum number of shares of the Common Stock for which Awards may be granted under the Plan, including without limitation, the Key Employee Plan, is 2,000,000 shares (the “Plan Shares”), which number is subject to adjustment as provided in Section 9.6. Plan Shares shall be issued from authorized and unissued Common Stock or Common Stock held in or hereafter acquired for the treasury of the Company. If any outstanding Award granted under the Plan expires, lapses or is terminated for any reason, or if, pursuant to the terms of a Stock Award, the shares so awarded are forfeited, then the Plan Shares allocable to the unexercised portion of such Awards, or the forfeited shares under a Stock Award, as the case may be, may again be the subject of an Award granted pursuant to the Plan.

2.2     Terms Applicable to All Awards

For any Award granted under the Plan, the Committee shall not accelerate vesting except upon death or disability, or upon a Change of Control, as it is defined in subsections 9.1(b) and 9.1(c). Any and all Awards granted to an individual who retires from active employment with the Company (a “Retiree”), shall continue to vest according to the terms of the Plan and the applicable Award agreement provided the Retiree’s age plus years of service to the Company are equal to or greater than seventy-five (75) years, and such individual has signed and agrees to be bound by the Company’s post-employment non-competition, non-solicitation, and non-disclosure agreement.

2.3     Dividends

The Committee may grant dividends with respect to any Award subject to the terms and conditions the Committee establishes. To the extent an unvested Award qualifies for dividends, such dividends will accrue and be paid by the Company at the time the Award vests.

Article III
TERM OF PLAN

3.1     Term of Plan

The Plan shall commence on the date of approval of the Plan by the Board of Directors of the Company (“Effective Date”), but shall terminate unless the Plan is approved by the stockholders of the Company within twelve months of such date as set forth in Section 422(b)(1) of the Internal Revenue Code of 1986, as amended (the “Code”). Any Awards granted pursuant to the Plan prior to approval of the Plan by the stockholders of the Company shall be subject to such approval and, notwithstanding anything to the contrary herein or in any Award Document (as defined below), shall not be exercisable until such approval is obtained. Any Stock Awards granted pursuant to the Plan prior to approval of the Plan by the stockholders of the Company shall not vest until after such approval is obtained. No Award may be granted under the Plan on or after March 4, 2024.

Article IV
ELIGIBILITY

4.1     Key Employee Plan

Except as herein provided, the persons who shall be eligible to participate in the Key Employee Plan and be granted Awards shall be those Key Employees who shall be in a position, in the opinion of the Committee, as defined herein, to make contributions to the growth, management, protection and success of the Company and its Affiliates. Of those persons described in the preceding sentence, the Committee, as herein defined, may, from time to time, select persons to be granted Awards and shall determine the terms and conditions with respect thereto. In making any such selection and in determining the form of the Award, the Committee may give consideration to the person’s functions and responsibilities, the person’s contributions to the Company and its Affiliates, the value of the individual’s service to the Company and its Affiliates and such other factors deemed relevant by the Committee. The term “Affiliates” shall mean any entity in which the Company owns, directly or indirectly, 50 percent or more of the voting equity at the time of the granting of the Award.

4.2     Non-Qualified Plan

NQSOs (as defined herein), Stock Awards, SARS and RSUs may be granted to Directors and Consultants pursuant to the Non-Qualified Plan as herein provided.

Article V
STOCK OPTIONS

5.1     Key Employee Plan Options

Options granted under the Key Employee Plan may be either ISOs, as defined herein, or NQSOs. Each Option granted under the Key Employee Plan is intended to be an incentive stock option (“ISO”) within the meaning of Section 422(b) of the Code for federal income tax purposes, except to the extent (i) any such ISO grant would exceed the limitation of subsection 5.3(a) below, (ii) any Option is specifically designated at the time of grant of the Award (the “Grant Date”) as not being an ISO (an Option which is not an ISO, and therefore is a non-qualified option, is referred to herein as an “NQSO”), (iii) any Option is granted to a person who is not an employee of the Company or any Affiliate on the Grant Date or (iv) as may be otherwise provided in any option agreement hereunder. Under the Key Employee Plan, Options may be granted to Key Employees at such times, in such amounts, and on such terms and conditions as determined by the Committee, in accordance with the terms of the Plan, and, in the case of Options granted to any executive officer of the Company, subject to the further approval and recommendation of a majority of the Independent Directors and the Board of Directors. “Independent Director” shall have the same meaning as given to that term in Section 803A and 805(c)(1) of the NYSE American Company Guide, as it may from time to time be amended or superseded by any successor rule of the NYSE American or the primary exchange on which the Company Common Stock is listed for trading.

5.2     Non-Qualified Plan Options

Any Options granted under the Non-Qualified Plan shall be NQSOs. Such Options may be granted to Directors and Consultants at such times, in such amounts, and on such terms and conditions as determined by the Committee in accordance with the terms of the Plan.

5.3     Terms and Conditions of Options

Options granted pursuant to the Plan shall be evidenced by written option agreements in such form as the Committee shall from time to time approve, subject to the following terms and conditions. Option agreements may also contain such other terms and conditions (including vesting schedules for the exercisability of Options) which the Committee shall from time to time provide which are not inconsistent with the terms of the Plan. Persons to whom Options are granted are hereinafter referred to as “Optionees.”

(a)     Number of Option Shares

Each option agreement shall state the number of shares of Common Stock (“Option Shares”) to which it pertains. If the aggregate fair market value of Option Shares with respect to which ISOs are exercisable for the first time by an Optionee during any calendar year (determined as of the date the ISO is granted) and any options granted under other incentive stock option plans of the Company exceed $100,000, the portion of such options in excess of $100,000 shall be treated as options which are not ISOs in accordance with Section 422(d) of the Code.

(b)     Option Price

Each option agreement shall state the price at which an Option Share may be purchased (the “Option Price”), which shall be not less than 100% of the “Fair Market Value” of a share of the Common Stock on the Grant Date. If the Common Stock is listed on a national securities exchange, the Fair Market Value is the closing price of the Common Stock on the relevant date (or, if such date is not a business day or a day on which quotations are reported, then on the immediately preceding date on which quotations were reported), as reported by the principal national exchange on which such shares are traded (in the case of an exchange). If the Common Stock is not listed on a national securities exchange, the Fair Market Value will be as determined by the Committee in good faith in accordance with Section 409A of the Code. If an ISO is granted to an Optionee who then owns, directly or by attribution under Section 424(d) of the Code, shares possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company, then the Option Price shall be not less than One Hundred and Ten Percent (110%) of the Fair Market Value of an Option Share on the Grant Date.

(c)     Medium of Payment

An Optionee shall pay for Option Shares (i) in cash, (ii) by bank check payable to the order of the Company or (iii) by such other mode of payment as the Committee may approve, including payment through a broker in accordance with procedures permitted by Regulation T of the Federal Reserve Board. Furthermore, the Committee may provide in an option agreement that payment may be made in whole or in part in shares of the Common Stock held by the Optionee for more than one year. If payment is made in whole or in part in shares of the Common Stock, then the Optionee shall deliver to the Company certificates registered in the name of such Optionee representing shares of Common Stock legally and beneficially owned by such Optionee, free of all liens, claims and encumbrances of every kind and having a Fair Market Value on the date of delivery of such notice that is not less than the Option Price of the Option Shares with respect to which such Option is to be exercised, accompanied by stock powers duly endorsed in blank by the record holder of the shares represented by such certificates. If certificates for shares of the Company’s Common Stock delivered to the Company represent a number of shares in excess (“Excess Shares”) of the number of shares required to make payment for the Option Price of the Option Shares (or the relevant portion thereof) with respect to which such Option is to be exercised by payment in shares of Common Stock, the stock certificate issued to the Optionee shall represent the total of the Option Shares in respect of which payment is so made plus such Excess Shares. Notwithstanding the foregoing, the Board of Directors, in its sole discretion, may refuse to accept shares of Common Stock in payment of the Option Price. In that event, any certificates representing shares of Common Stock which were delivered to the Company shall be returned to the Optionee with notice of the refusal of the Board of Directors to accept such shares in payment of the Option Price. The Board of Directors may impose such limitations or prohibitions on the use of shares of the Common Stock to exercise an Option as it deems appropriate, subject to the provisions of the Plan.

(d)     Initial Exercise

The Committee shall determine and set forth in the option agreement the time at which an Option may first be exercised.

(e)     Termination of Options

All Options shall expire at such time as the Committee may determine and set forth in the option agreement, which date shall not be later than the last business date immediately preceding the tenth anniversary of the Grant Date of such Option (the “Expiration Date”). No Option may be exercised later than the Expiration Date. Notwithstanding the foregoing, no Option shall be exercisable after the first to occur of the following:

(i)     In the case of an ISO, five years from the Grant Date if, on the Grant Date the Optionee owns, directly or by attribution under Section 424(d) of the Code, shares possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company;

(ii)     The date set by the Board of Directors of the Company to be an accelerated Expiration Date after a finding by the Board of Directors of the Company that a change in the financial accounting treatment for Options from that in effect on the date the Plan was adopted materially adversely affects or, in the determination of the Board of Directors, may materially adversely affect in the foreseeable future, the Company, provided the Board of Directors may take whatever other action, including acceleration of any exercise provisions, it deems necessary should it make the determination referred to hereinabove;

(iii)     Expiration of one year (or such shorter period as the Committee may select and set forth in the option agreement) from the date the Optionee’s employment or service with the Company terminates for any reason other than circumstances described by Subsection (e)(v), below;

(iv)     In the event of a “Change of Control” (as defined in Section 9.1, below), the Committee can (A) accelerate the Expiration Date of any Option which has vested provided an Optionee who holds an Option is given written notice at least thirty (30) days before the date so fixed, (B) terminate any Option which has not then vested or (C) accelerate the vesting schedule of any Option subject to Section 9.2; or

(v)     In the case of an Option granted under the Key Employee Plan, a finding by the Committee that the Optionee has been discharged from employment with the Company for Cause. For purposes of this Section, “Cause” shall mean: (A) a breach by Optionee of his employment agreement with the Company, (B) a breach of Optionee’s duty of loyalty to the Company, including without limitation any act of dishonesty, embezzlement or fraud with respect to the Company, (C) the commission by Optionee of a felony, a crime involving moral turpitude or other act causing material harm to the Company’s standing and reputation, (D) Optionee’s continued failure to perform his duties to the Company or (E) unauthorized disclosure by Optionee of trade secrets or other confidential information belonging to the Company. In the event of a finding that the Optionee has been discharged for Cause, in addition to immediate termination of the Option, the Optionee shall automatically forfeit all Option Shares for which the Company has not yet delivered the share certificates upon refund of the Option Price.

(f)     Transfers

No ISO granted under the Plan may be transferred, except by will or by the laws of descent and distribution. During the lifetime of the person to whom an ISO is granted, such Option may be exercised only by such person. No NQSO under the Plan may be transferred, except by will or by the laws of descent and distribution or pursuant to a qualified domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act, or the rules thereunder.

(g)     Other Provisions

The option agreements shall contain such other provisions including, without limitation, additional restrictions upon the exercise of the Option or additional limitations upon the term of the Option, as the Committee shall deem advisable.

5.4     Exercise

(a)     Notice

No Option shall be deemed to have been exercised prior to the receipt by the Company of written notice of such exercise and of payment in full of the Option Price for the Option Shares to be purchased. Each such notice shall (i) specify the number of Option Shares to be purchased, (ii) satisfy the securities law requirements set forth in this Section 5.4, and (iii) in the case of an ISO, state that the Optionee acknowledges that the Option Shares may not be sold within one year of exercise or two years from the Grant Date and that the Option must be exercised within three months following termination of employment or, in the case of termination of employment because of death or disability, one year from the date of death or disability, in order to maintain the ISO status of the Option.

(b)     Restricted Stock

Each exercise notice shall (unless the Option Shares are covered by a then current registration statement or a Notification under Regulation A under the Securities Act of 1933, as amended (the “Securities Act”)), contain the Optionee’s acknowledgment in form and substance satisfactory to the Company that (i) such Option Shares are being purchased for investment and not for distribution or resale (other than a distribution or resale which, in the opinion of counsel satisfactory to the Company, may be made without violating the registration provisions of the Securities Act); (ii) the Optionee has been advised and understands that (A) the Option Shares have not been registered under the Securities Act and are “restricted securities” within the meaning of Rule 144 under the Securities Act and are subject to restrictions on transfer and (B) the Company is under no obligation to register the Option Shares under the Securities Act or to take any action which would make available to the Optionee any exemption from such registration, (iii) such Option Shares may not be transferred without compliance with all applicable federal and state securities laws, and (iv) an appropriate legend referring to the foregoing restrictions on transfer and any other restrictions imposed in an option agreement may be endorsed on the certificates. Notwithstanding the above, should the Company be advised by counsel that the issuance of Option Shares upon the exercise of an Option should be delayed pending (A) registration under federal or state securities laws, (B) the receipt of an opinion that an appropriate exemption therefrom is available, (C) the listing or inclusion of the Option Shares on any securities exchange or in an automated quotation system or (D) the consent or approval of any governmental regulatory body whose consent or approval is necessary in connection with the issuance of such Option Shares, the Company may defer the exercise of any Option granted hereunder until either such event in A, B, C or D has occurred.

(c)     Notice of Disqualifying Disposition

An Optionee shall notify the Committee if any Option Shares received upon the exercise of an ISO are sold within one year of exercise or two years from the Grant Date.

Article VI
RESTRICTED STOCK AWARDS

6.1     Grants of Stock Awards

Stock Awards will consist of shares of Common Stock (“Restricted Stock”) transferred to recipients (“Recipient”), either without payment therefor or with such payment as may be required by the Committee, as additional compensation for such Recipient’s service to the Company. Stock Awards shall be subject to such terms and conditions as the Committee determines appropriate as evidenced in a written document (an “Award Document”), including, without limitation, restrictions on the sale or other disposition of such Restricted Stock and rights of the Company to reacquire such Restricted Stock upon termination of the Recipient’s employment or service within specified periods.

6.2     Transferability; Legends

Restricted Stock may be transferred only if (i) the Restricted Stock is covered by a then current registration statement or a Notification under Regulation A under the Securities Act, or such transfer complies with the requirements of Rule 144 of the Exchange Act; and (ii) such transfer does not violate any restriction imposed on the Stock Award. Restricted Stock may bear a legend referring to (x) the restrictions on transferability of such Restricted Stock, or (y) if the Recipient is subject to Section 16 of the Exchange Act at the time the Restricted Stock is issued, the liability which may arise under Section 16 upon disposition of the Restricted Stock.

Article VII
STOCK APPRECIATION RIGHTS

7.1     Stock Appreciation Rights

A Stock Appreciation Right, or “SAR,” is an Award entitling the Recipient, upon exercise, to receive an amount in cash or Common Stock, or a combination thereof (such form to be determined by the Committee), determined solely by reference to appreciation, from and after the date of grant, in the Fair Market Value of a share of Common Stock. The date as of which such appreciation or other measure is determined shall be the exercise date of the SAR Award.

7.2     Grants

SARs may be granted in tandem with, or independently of, Options granted under the Plan. When SARs are expressly granted in tandem with Options, then (i) the SARs will be exercisable only at such time or times, and to the extent, that the related Option is exercisable, and will be exercisable in accordance with the procedure required for exercise of the related Option; (ii) the SARs will terminate and no longer be exercisable upon the termination or exercise of the related Option, except that a SAR granted with respect to fewer than the full number of shares covered by an Option will not be terminated until and only to the extent that the number of shares as to which the related Option has been exercised or has terminated exceeds the number of shares not covered by the SAR; (iii) the Option will terminate and no longer be exercisable upon the exercise of the related SAR; and (iv) the SAR will be transferable only with the related Option. A SAR not expressly granted in tandem with an Option will become exercisable at such time or times, and on such conditions, as the Committee may specify in the SAR Award.

7.3     Terms and Conditions

The Committee shall determine all terms and conditions of a SAR Award, including, but not limited to (i) the number of shares subject to such SAR Award or a formula for determining such, (ii) the terms and conditions on the grant, vesting (including any time- or performance-based vesting criteria), issuance and/or forfeiture of the shares, and (iii) such further terms and conditions as may be determined from time to time by the Committee, in each case not inconsistent with this Plan. The exercise price of a Stock Appreciation Right shall not be less than 100 percent of the Fair Market Value of the stock on the date of grant. To the extent that an award of Stock Appreciation Rights is subject to Section 409A, it may contain such additional terms and conditions as the Committee shall determine in its sole discretion in order for such Award to comply with the requirements of Section 409A.

7.4     Vesting of SAR Awards

At the time of the grant of a SAR Award, the Committee shall establish a vesting date or vesting dates with respect to such SAR Award, provided that SARs awarded in tandem with Options shall be subject to the same vesting date or vesting dates established by the Committee pursuant to Section 4(g) for such related Options and shall be exercisable only to the extent that such related Option shall then be exercisable. The Committee may establish vesting dates based upon the passage of time and/or the satisfaction of performance criteria or other conditions as deemed appropriate by the Committee.

Article VIII
RESTRICTED STOCK UNITS

8.1     RSU Grants

The Committee may grant Awards in the form of Restricted Stock Units. A Restricted Stock Unit or RSU is a bookkeeping entry representing the equivalent of one share of Common Stock for each Restricted Stock Unit awarded to the Recipient and represents an unfunded and unsecured obligation of the Company. The Committee shall determine the restrictions and conditions applicable to each Restricted Stock Unit at the time of grant. Conditions may be based on continuing employment (or other service relationship) and/or achievement of pre-established performance goals and objectives. The terms and conditions of each RSU shall be determined by the Committee, and such terms and conditions may differ among individual Awards. At the end of the vesting period, the Restricted Stock Units, to the extent vested, shall be settled in the form of shares of Common Stock. To the extent that an award of Restricted Stock Units is subject to Section 409A, it may contain such additional terms and conditions as the Committee shall determine in its sole discretion in order for such Award to comply with the requirements of Section 409A.

8.2     Terms and Conditions

The Committee shall determine all terms and conditions of any such Restricted Stock Unit, including, but not limited to (i) the number of shares subject to such Restricted Stock Unit or a formula for determining such, (ii) the purchase price of the shares, if any, and the means of payment for the shares, (iii) the performance criteria, if any, and level of achievement of such performance criteria that shall determine the number of shares granted, issued, retainable and/or vested, (iv) the terms and conditions on the grant, issuance and/or forfeiture of the shares, and (v) such further terms and conditions as may be determined from time to time by the Committee, in each case not inconsistent with this Plan. A Participant may not vote the shares represented by a Restricted Stock Unit. A Restricted Stock Unit may be settled in cash or Common Stock, or a combination, as determined by the Committee, with the amount of the cash payment based on the Fair Market Value of the shares of Common Stock at the time of vesting. Any such settlements may be subject to such conditions, restrictions and contingencies as the Committee shall establish.

8.3     Vesting of Restricted Stock Unit

At the time of the grant of a Restricted Stock Unit, the Committee shall establish a vesting date or vesting dates with respect to the shares of Common Stock covered by such Restricted Stock Unit, which vesting dates may be based upon the passage of time and/or the satisfaction of performance criteria or other conditions as deemed appropriate by the Committee.

8.4     Rights as a Stockholder

A Recipient shall have the rights as a stockholder only as to shares of Common Stock acquired by the Recipient upon the settlement of vested Restricted Stock Units.

8.5     Termination

Except as may otherwise be provided by the Committee either in the Award or in writing after the Award is issued, the Recipient’s right in any Restricted Stock Units that have not vested shall automatically terminate upon the Recipient’s termination of employment (or cessation of service relationship) with the Company or any Affiliate for any reason.

Article IX

CHANGE OF CONTROL OF THE COMPANY

9.1     Change of Control

A “Change of Control” shall be deemed to have occurred upon the earliest to occur of the following events:

(a)     Dissolution or Liquidation

The date the stockholders of the Company (or the Board of Directors, if stockholder action is not required) approve a plan or other arrangement pursuant to which the Company will be dissolved or liquidated;

(b)     Sale of Assets

Upon approval of the stockholders of the Company (or the Board of Directors, if stockholder action is not required), the date the Company consummates a definitive agreement to sell or otherwise dispose of all or substantially all of the assets of the Company to any “Unrelated Person” or “Unrelated Persons” (as defined below) acting in concert with one another. “Person” means any entity, person or group (within the meaning of Section 13(d)(3) or Section 14(d)(2) of the Exchange Act of 1934). “Unrelated Person” means any Person other than (1) the Company or any of its Affiliates or any employee benefit plan (or related trust) sponsored or maintained by the Company or any of its Affiliates or (2) any Person who, as of the Effective Date, is the beneficial owner of at least twenty percent (20%) of the outstanding Common Stock of the Company;

(c)     Merger or Consolidation

Upon approval of the stockholders of the Company (or the Board of Directors, if stockholder action is not required) and the stockholders of the other constituent corporation (or its board of directors if stockholder action is not required), the date the Company consummates a merger or consolidation of the Company with or into such other corporation, and such other corporation is an Unrelated Person, other than a merger or consolidation of the Company in which holders of shares of the Common Stock of the Company immediately prior to the merger or consolidation will hold at least a majority of the ownership of common stock of the surviving corporation (and, if one class of common stock is not the only class of voting securities entitled to vote on the election of directors of the surviving corporation, a majority of the voting power of the surviving corporation’s voting securities) immediately after the merger or consolidation, which common stock (and, if applicable, voting securities) is to be held in substantially the same proportion as such holders’ ownership of the Common Stock of the Company immediately before the merger or consolidation;

(d)     Change in Beneficial Owner

The date any Unrelated Person will have become the beneficial owner of, or will have obtained voting control over, more than forty percent (40%) of the outstanding shares of the Common Stock of the Company; or

(e)     Change in Majority of the Board of Directors

The date individuals who, as of the Effective Date, constitute the Board of Directors of the Company (the “Incumbent Directors”) cease for any reason to constitute a majority of the members of the Board; provided that any individual who becomes a Director, after the Effective Date, whose election or nomination for election by the Company’s stockholders was approved by a majority of the Incumbent Directors (other than an election or nomination of an individual whose initial assumption of office is in connection with an actual or threatened “election contest” relating to the election of the directors of the Company (as such terms are used in Rule 14a-11 under the Exchange Act), “tender offer” (as such term is used in Section 14(d) of the Exchange Act) or a proposed merger) will be deemed to be an Incumbent Director.

9.2     Vesting Upon a Change of Control

Awards granted under the Plan shall immediately vest and be exercisable and any restrictions thereon shall lapse following a Change of Control provided that (i) the Unrelated Person, as defined in subsection 9.1(b), involved in such Change of Control does not assume or substitute Awards granted under the Plan; (ii) the Optionee’s or Recipient’s employment is terminated by the Unrelated Person within two years following the Change of Control other than for Cause, as defined in subsection 5.3(e)(v); or (iii) the Optionee or Recipient resigns for “Good Reason,” which shall mean a material reduction in such individual’s pay or benefits, relocation of the individual’s position by the Company of greater than 50 miles, or any material demotion of the individual’s position as determined by the Committee.

Article X
ADMINISTRATION

10.1     Committee

The “Committee,” for purposes of the Non-Qualified Plan and the Key Employee Plan, will be the Compensation Committee of the Board of Directors (the “Committee”) as constituted from time to time, or the full Board of Directors acting in its discretion. The Committee shall operate and administer the Plan, including the grant of Options and Stock Awards. The Committee shall make such interpretations and construction of the Plan as it deems appropriate or necessary from time to time in its sole discretion, such interpretations and construction of the Plan to be final, binding and conclusive.

10.2     Meetings

The Committee shall hold meetings at such times and places as it may determine. Acts approved at a meeting by a majority of the members of the Committee or acts approved in writing by the unanimous consent of the members of the Committee shall be the valid acts of the Committee.

10.3     Discretion of Committee

The Committee shall from time to time at its discretion grant Awards pursuant to the terms of the Key Employee Plan and the Non-Qualified Plan. The Committee shall have plenary authority to determine the Optionees or Recipients (each a “Participant”) to whom and the times at which Awards shall be granted, the number of Plan Shares to be covered by such grants and the price and other terms and conditions thereof, including a specification with respect to whether an Option is intended to be an ISO, subject, however, to the express provisions of the Key Employee Plan and compliance with Rule 16b-3(d) under the Exchange Act. In making any such determination, the Committee may take into account the nature of the Participant’s services and responsibilities, the Participant’s present and potential contribution to the Company’s success and such other factors as it may deem relevant. The interpretation and construction by the Committee of any provision of the Plan or of any Award granted under it shall be final, binding and conclusive.

10.4     No Liability

No member of the Board of Directors or the Committee shall be personally liable for any action or determination with respect to the Plan or any Award thereunder, or for any act or omission of any other member of the Board of Directors or the Committee, including but not limited to the exercise of any power and discretion given to him under the Plan, except those resulting from (i) any breach of such person’s duty of loyalty to the Company or its stockholders, (ii) acts or omissions not in good faith or involving intentional misconduct or a knowing violation of law or (iii) any transaction from which such person derived an improper personal benefit.

10.5     Indemnification

In addition to such other rights of indemnification as he or she may have as a member of the Board of Directors or the Committee, and with respect to the administration of the Plan and the granting of Awards hereunder, each member of the Board of Directors and of the Committee shall be entitled to be indemnified by the Company to the fullest extent permitted by applicable law, for all expenses (including but not limited to reasonable attorneys’ fees and expenses), judgments, fines and amounts paid in settlement reasonably incurred by him in connection with or arising out of any action, suit or proceeding with respect to the administration of the Plan or the granting of Awards hereunder (each a “Proceeding”) in which he or she may be involved by reason of his being or having been a member of the Board of Directors or the Committee, whether or not he or she continues to be a member of the Board of Directors or the Committee at the time of the incurring of such expenses; provided however, that such indemnity shall not include any expenses incurred by such member of the Board of Directors or Committee in respect of any matter in which any settlement is effected in an amount in excess of the amount approved by the Company on the advice of its legal counsel; and provided further that no right of indemnification under the provisions set forth herein shall be available to or accessible by any such member of the Committee unless within ten (10) days after institution of any such action, suit or proceeding he or she shall have offered the Company in writing the opportunity to handle and defend such action, suit or proceeding at its own expense. The foregoing right of indemnification shall inure to the benefit of the heirs, executors or administrators of each such member of the Board of Directors or the Committee and shall be in addition to all other rights to which such member of the Board of Directors or the Committee would be entitled to as a matter of law, contract or otherwise. Expenses (including attorneys’ fees) incurred by a member of the Board of Directors or the Committee in defending any Proceeding may be paid by the Company in advance of the final disposition of such Proceeding upon receipt of an undertaking by or such person to repay all amounts advanced if it should be ultimately be determined that such person is not entitled to be indemnified under this Article or otherwise, except that no such advance payment will be required if it is determined by the Board of Directors that there is a substantial probability that such person will not be able to repay the advance payments.

10.6     Adjustments on Changes in Common Stock

The aggregate number of shares of Common Stock as to which Awards may be granted under the Non-Qualified Plan and the Key Employee Plan, the number of Option Shares covered by each outstanding Option, the Option Price per Option Share specified in each outstanding Option and such other per-share factors affecting Awards under this Plan shall be appropriately adjusted in the event of a stock dividend, stock split or other increase or decrease in the number of issued and outstanding shares of Common Stock resulting from a subdivision or consolidation of the Common Stock or other capital adjustment (not including the amendment of the Company’s certificate of incorporation to authorize a greater number of shares of capital stock or the issuance of Common Stock on the conversion of other securities of the Company which are convertible into Common Stock) effected without receipt of consideration by the Company. The Board of Directors shall have the authority to determine the adjustments to be made under this Section and any such determination by the Board of Directors shall be final, binding and conclusive, provided that no adjustment shall be made which will cause an ISO to lose its status as such.

Article XI
MISCELLANEOUS

11.1     Amendment of the Plan

The Board of Directors at any time, and from time to time, may terminate, suspend, amend or otherwise modify the Plan in such manner as it may deem advisable. Notwithstanding the foregoing, no amendment of the Key Employee Plan which would change the eligibility of employees or the class of employees eligible to receive an Award or increase the maximum number of shares as to which Awards may be granted will be effective unless such action is approved by the stockholders of the Company to the extent stockholder approval is necessary for the Plan to satisfy the requirements of Section 422 of the Code, Rule 16b-3, any applicable securities exchange listing requirements, or other applicable requirements.

11.2     Amendment of Awards

The Committee shall have the right to amend Awards hereunder issued to a Recipient, subject to the Recipient’s consent if such amendment is not favorable to the Recipient, except that the consent of the Recipient shall not be required for any amendment made in the event of a Change of Control. Notwithstanding the foregoing, the Committee shall not take any of the following actions without the approval of a majority of the shares present in person or represented by proxy at a duly convened meeting and entitled to vote thereon: (i) reduce the exercise price of an outstanding Award, (ii) exchange an Award that has an exercise price that is greater than the Fair Market Value of a share for cash or shares or (iii) cancel an Award in exchange for a replacement Award.

11.3     Continued Employment

The grant of an Award pursuant to the Plan shall not be construed to imply or to constitute evidence of any agreement, express or implied, on the part of the Company to continue the employment of the Participant or the service as a member of the Board of Directors, as a consultant or in any other capacity, as the case may be, with the Company or any of its Affiliates.

11.4     Withholding of Taxes

Whenever the Company proposes or is required to issue or transfer any shares of Common Stock pursuant to an Award hereunder, the Company shall have the right to (a) require the Recipient or transferee to remit to the Company an amount sufficient to satisfy any federal, state and/or local withholding tax requirements prior to the delivery or transfer of any certificate or certificates for such shares, or (b) take whatever action it deems necessary to protect its interests, including withholding a portion of such shares.

Adopted	BOD:	4/19/19
	SH:	6/19/19